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                                                                 Exhibit 10

                 CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 of our report dated February 13, 1995, relating to the financial statements of SMA Life Assurance Company which appears in such Prospectus. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
Boston, Massachusetts
September 25, 1995